UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22979

Goldman Sachs MLP and Energy Renaissance Fund

(Exact name of registrant as specified in charter)

200 West Street

New York, NY 10282

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus, Esq.	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Allison M. Fumai, Esq.
200 West Street	Dechert LLP
New York, New York 10282	1095 Avenue of the Americas
New York, NY 10036-6797

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Closed-End Fund

Semi-Annual Report	May 31, 2021

MLP and Energy Renaissance Fund

Goldman Sachs MLP and Energy Renaissance Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs MLP and Energy Renaissance Fund

Investment Objective and Principal Investment Strategy

The Fund seeks a high level of total return with an emphasis on current distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in master limited partnership (“MLP”) and other energy investments. The Fund intends to selectively use leverage to seek to achieve its investment objective. It concentrates its investments in the energy sector, with an emphasis on midstream MLP investments. Under normal market conditions, the Fund will invest at least 80% of its managed assets in MLPs and other energy investments. The Fund’s MLP investments may include, but are not limited to, MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are organized as LPs or LLCs, but taxed as “C” corporations; equity securities that represent an indirect interest in an MLP issued by an MLP affiliate, including institutional units and MLP general partner or managing member interests; “C” corporations whose predominant assets are interests in MLPs; MLP equity securities, including MLP common units, MLP subordinated units, MLP convertible subordinated units and MLP preferred units; private investments in public equities issued by MLPs; MLP debt securities; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments that provide exposure to the MLP market, including pooled investment vehicles that primarily hold MLP interests and exchange-traded notes. The Fund’s other energy investments may include equity and fixed income securities of U.S. and non-U.S. companies other than MLPs that (i) are classified by a third party as operating within the oil and gas storage, transportation, refining, marketing, drilling, exploration or production sub-industries or (ii) have at least 50% of their assets, income, sales or profits committed to, or derived from, the exploration, development, production, gathering, transportation (including marine), transmission, terminal operation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal, electricity or other energy sources, energy-related equipment or services.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team (the “Team”) discusses the Goldman Sachs MLP and Energy Renaissance Fund’s (the “Fund”) performance and positioning for the six-month period ended May 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s cumulative total return based on its net asset value (“NAV”) was 39.02%. The Fund’s cumulative total return based on market price was 54.49% for the same period. By way of reference, the Alerian MLP Index[1] had a cumulative total return of 44.09% during the Reporting Period. In comparison, the Cushing® MLP High Income Index[2] had a cumulative total return of 51.48% for the Reporting Period. As of May 31, 2021, the Fund’s NAV was $13.21, and its market price was $11.52.

Q	What was the Fund’s current distribution rate at the end of the Reporting Period?

A	During the Reporting Period, the Fund declared two quarterly distributions. On February 12, 2021, the Fund declared a quarterly distribution of $0.155 per share, which matches the quarterly distribution declared on November 13, 2020. On May 14, 2021, the Fund declared a quarterly distribution of $0.165 per share, reflecting an approximately 6% increase in the Fund’s distribution compared to the quarterly distribution in February 2021. The increased distribution level is representative of the Team’s view of improving fundamentals in the broader equity and energy markets and the Fund’s cash flow generation. On May 31, 2021, the Fund’s current annualized distribution rate based on its NAV was 5.00%, and the Fund’s current annualized distribution rate based on its market price was 5.73%.

[1]	Source: Alerian. The Alerian MLP Index is the leading gauge of energy infrastructure MLPs. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). It is not possible to invest directly in an unmanaged index.

[2]	Source: Cushing® Asset Management. The Cushing® MLP High Income Index tracks the performance of 30 publicly traded energy and shipping MLP securities with an emphasis on current yield. It is not possible to invest directly in an unmanaged index.

PORTFOLIO RESULTS

Q	How did energy-related assets overall perform during the Reporting Period?

A	Benefiting from rising crude oil prices, energy-related assets broadly gained during the Reporting Period. Energy infrastructure master limited partnerships (“MLPs”) generally, as measured by the Alerian MLP Index, produced a total return of 44.09%, while higher-yielding energy infrastructure MLPs, as measured by the Cushing® MLP High Income Index, posted a total return of 51.48%. The broader midstream[3] sector, as measured by the Alerian Midstream Energy Index[4] (“ANMA Index”) (which includes both energy MLPs and “C” corporations), posted a total return of 36.75%.

West Texas Intermediate (“WTI”) crude oil prices increased 46.27% during the Reporting Period, driven higher by a meaningful improvement in global oil demand and by supply-side discipline from OPEC+ and the U.S.[5] (OPEC+ is composed of the Organization of the Petroleum Exporting Countries (“OPEC”) countries and non-OPEC oil producing countries, most notably Russia.) Despite a few setbacks in Europe and other regions of the world, global demand rose alongside the rollout of COVID-19 vaccinations. China and certain parts of Asia, which were the first regions affected by the COVID-19 outbreak, saw a full recovery in oil demand, with consumption rising above 2019 levels by the end of the Reporting Period. In the U.S., oil demand continued to improve, with the rolling four-week average down just 5.97% relative to its 2019 levels, while U.S. refinery capacity utilization experienced a significant uptick relative to 2019.[6]

With regard to supply, OPEC+ continued to show a commitment to balanced global oil markets during the Reporting Period and seemed focused on maximizing revenue instead of growing market share. (In May 2020, OPEC+ had put in place a production cut of more than seven million barrels per day, and in February and March 2021, Saudi Arabia had implemented an additional voluntary production cut of two million barrels per day.) Amid improving demand during the Reporting Period, OPEC+ members started to gradually increase production — by two million barrels per day through July 2021, of which one million barrels per day would be due to the unwinding of Saudi Arabia’s voluntary production cuts. The U.S. also demonstrated unprecedented supply discipline during the Reporting Period. For example, U.S. production in May 2021 was 10.58% lower than it had been during the entire 2019 calendar year.[7] In addition, many market participants thought U.S. production appeared less price elastic[8] than it had once been given that — despite the rise in crude oil prices — U.S. oil rig counts were down more than 50% at the end of the Reporting Period compared to their 2019 levels.[9] In our view, U.S. producers became more focused on free cash flow generation, with management incentives aligned to prioritize return of capital to investors after several years of criticism that had led to significant multiples compression and equity price declines.

Regarding natural gas, associated gas production (a byproduct of crude oil drilling) dropped along with the decline in crude oil production during 2020, but the change in overall U.S. gas supply was relatively muted during the Reporting Period. Associated gas had flooded the energy markets in 2019 when crude oil production grew more than 10%, resulting in an 8% increase in natural gas supply even as gas rig counts fell 37%. Furthermore, lower production decline rates in natural gas-focused basins allowed producers to maintain production levels despite commodity price weakness during 2020.[10]

Within the midstream energy sector, company earnings before interest, taxes, depreciation and amortization (“EBITDA”) remained resilient despite the challenges associated with the COVID-19 outbreak. During the 2020 calendar year, the collective EBITDA for a group of the largest U.S. midstream energy companies fell only about 1%.[11] This compared to an 8% decline in U.S. crude oil production and a 12% decline in U.S. refined product consumption during the same year.[12] Interestingly, the

[3]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side (i.e., energy producers) and the demand side (i.e., energy end-users for any type of energy commodity). Such midstream businesses can include, but are not limited those that process, store, market and transport various energy commodities.

[4]	Source: Alerian. The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return (AMNA), total-return (AMNAX), net total-return (AMNAN), and adjusted net total-return (AMNTR) basis.

[5]	Source of crude oil price data: Bloomberg.

[6]	Source of oil demand data: U.S. Department of Energy.

[7]	Source of production data: OPEC and Bloomberg.

[8]	Price elasticity is a measure of the relationship between a change in the quantity demanded of a particular good and a change in its price.

[9]	Source of U.S. oil rig count data: Baker Hughes.

[10]	Source: Energy Information Administration, Bloomberg.

[11]	Source: Public company filings.

[12]	Source of production data: Energy Information Administration.

PORTFOLIO RESULTS

emergence of COVID-19 sparked an operational shift by midstream company management teams, which drastically reduced capital budgets and operating expenses. These management teams also indicated they would maintain cost discipline going forward. In our view, the effects of the COVID-19 pandemic accelerated the broader energy sector’s transformation from “growth at all costs” to a greater focus on capital discipline, free cash flow generation and returning capital to shareholders. In addition, commodity price uncertainty during 2020 led many U.S.-based exploration and production companies to significantly reduce rig count and planned capital expenditures, which, in turn, lowered crude oil production estimates for 2021 and 2022, with these companies broadly prioritizing free cash flow. Lower production estimates also led many midstream energy companies to cancel or delay planned projects, as the additional capacity was no longer needed. This, coupled with rationalization in operating expenses (i.e., a reorganization that seeks to decrease operating expenses) and, in some cases, distribution reductions, significantly improved consensus expectations for free cash flow in 2021 and beyond. Midstream energy companies also continued to bolster their balance sheets. At the end of the Reporting Period, the midstream energy sector remained one of the highest yielding income-oriented asset classes. Although some companies had cut distributions and dividends during the COVID-19 pandemic, the Alerian MLP Index continued to trade near a 6%-7% yield during the Reporting Period, and distribution coverage ratios[13] were some of the healthiest on record, in our view, with only about 75% of 2021 free cash flow expected to be used for dividend/distribution payments.[14]

In terms of the regulatory environment, the first 100 days of the new U.S. Administration delivered a largely expected series of policy initiatives, which affected both traditional and renewable energy sectors. First, in January 2021, the White House announced a 60-day moratorium on oil and gas leases and drilling permits on federal lands and waters. The moratorium had limited near-term impact on production as the order was temporary and many exploration and production companies had accumulated permits ahead of this widely anticipated announcement. (In June 2021, after the end of the Reporting Period, a federal judge blocked the moratorium and ordered that lease sales continue.) Second, the Keystone XL crude oil pipeline’s border permit was revoked on January 20, 2021, resulting in a suspension of the proposed pipeline designed to transport crude oil produced in Western Canada to U.S. Gulf Coast refineries and to global markets. (During June 2021, the pipeline’s sponsor canceled the project entirely.) Third, a $1.9 trillion stimulus package, the American Rescue Plan, was signed into law in March 2021. While the direct impact on the energy sector was limited, we believed greater fiscal spending was likely to be positive for energy demand and might also weaken the U.S. dollar, both of which could be supportive of crude oil prices.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s performance was driven by security selection and by the strong recovery of the energy markets following severe weakness during the 2020 calendar year.

In terms of its exposures, the Fund was helped most by its positions in the petroleum pipeline transportation and the gathering and processing subsectors.[15] The petroleum pipeline transportation subsector benefited from macro improvements, as crude oil demand and volume expectations increased following the approval announcement of the first COVID-19 vaccines. The gathering and processing subsector benefited from the strong recovery in crude oil and natural gas liquid prices during the Reporting Period, given that this subsector is closer to the wellhead and therefore tends to be more sensitive to commodity price movements.

Q	What individual holdings added to the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s positions in MPLX LP, Energy Transfer LP and Enterprise Products Partners added to performance.

The Fund’s top contributor was MPLX LP (MLPX), a well-diversified midstream company that acquires, owns, operates and develops crude oil, refined products and other hydrocarbon-based product pipelines across the U.S. MPLX’s diversified and contracted assets, resilient earnings results during 2020 and continued focus on increasing free cash flow profile led to its strong performance during the Reporting Period. The company also benefited from its

[13]	The distribution coverage ratio is an energy company’s distributable cash flow divided by the total amount of distributions it has paid out. It is an indication of an energy company’s ability to maintain its current cash distribution level.

[14]	Source: Public company filings, Bloomberg.

[15]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

PORTFOLIO RESULTS

emphasis on lower capital spending compared to previous years and its efforts to return cash to shareholders via stock buybacks — factors we believe were critical to the strong performance of the midstream energy sector broadly during the Reporting Period.

Also adding to the Fund’s performance was Energy Transfer LP (ET), which operates a diversified portfolio of energy assets, including natural gas midstream, crude oil, natural gas liquids and refined products, as well as transportation and storage services. During the Reporting Period, ET benefited alongside the broad rally in the midstream energy sector. Strong first quarter 2021 earnings results, which beat consensus EBITDA estimates by $2.4 billion, largely due to positive contributions arising from Winter Storm Uri, further bolstered its performance. As a result of this one-time benefit, ET raised its full-year 2021 guidance. The excess cash received due to the storm also accelerated ET’s deleveraging timeline, which we believed was well received by the market. Meanwhile, the stock was temporarily pressured by concerns that the Dakota Access Pipeline (“DAPL”) — to which ET has revenue exposure — could be temporarily shut down by a federal district court while the U.S. Army Corp of Engineers prepared an Environmental Impact Statement (“EIS”). However, on May 21, 2021, a District Court Judge ruled that DAPL could remain in service while the EIS was completed. Although there remained a possibility the ruling would be appealed, DAPL seemed likely to remain in service through the completion of the EIS, which helped remove an overhang on the stock. We added to the Fund’s position in ET during the Reporting Period, as we continued to have a positive view of the company.

The Fund’s performance was further boosted by an investment in Enterprise Products Partners (EPD), one of the leading players in the North American midstream energy market. EPD connects producers of natural gas, natural gas liquids and crude oil in major North American supply basins with domestic and international consumers. Its operations include natural gas processing, natural gas liquids fractionation, propylene production, petrochemical services, crude oil transportation and marine transportation. EPD’s share price rallied during the Reporting Period, driven by improving commodity prices and positive investor sentiment around the future performance of midstream energy companies. We added to the Fund’s position in EPD during the Reporting Period, as we believed it was positioned to benefit from what we expect to be continued strength in commodity prices amid improving global demand driven by accelerating COVID-19 vaccinations and economic reopenings.

Q	What individual holdings detracted from the Fund’s performance during the Reporting Period?

A	Only two holdings — ECP Environmental Group Opportunities Corp. and Brookfield Renewable Partners — detracted from the Fund’s performance during the Reporting Period.

The Fund’s top detractor was ECP Environmental Growth Opportunities Corp. (“ENNVU”), a growth-oriented Special Purpose Acquisition Company (also known as an “SPAC”) managed by Energy Capital Partners Management, LP (“ECP”). ECP, a private equity firm founded in 2005 with more than $20 billion of committed capital, is focusing its search for a target business on companies combating climate change through electrification or sustainable technology and services, including renewable energy production, battery storage and related technologies. No acquisition target was announced during the Reporting Period. As a result, ENNVU’s stock traded near its $10 per share net asset value and was down modestly at the end of the Reporting Period.

Brookfield Renewable Partners (“BEP”) is a global leader in hydroelectric power that also owns, operates and invests in global wind, solar, distributed generation and storage facilities. During the Reporting Period, clean energy infrastructure stocks underperformed traditional energy infrastructure stocks. Investor concerns about increased competition and higher interest rates, coupled with a rebalance of the most closely followed clean energy index (the S&P Global Clean Energy Index16), resulted in increased volatility and weakness across the clean energy infrastructure sector. Despite 14 years of experience with contracted renewable assets and a robust growth outlook, BEP was hurt by the negative macro themes associated with clean energy infrastructure, in our view. We exited the Fund’s position in the stock during March 2021 as we sought to reduce the Fund’s clean energy exposure and increase its exposure to midstream equities, which we believed were better positioned to benefit from continued upward momentum in commodity prices.

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund established a position in Rattler Midstream LP (RTLR), which owns and operates

[16]	Source: S&P Dow Jones Indices. The S&P Global Clean Energy Index is designed to measure the performance of companies in global clean energy-related businesses from both developed and emerging markets, with a target constituent count of 100.

PORTFOLIO RESULTS

crude oil, natural gas and water-related midstream assets in the Permian Basin. We initiated the position because of the company’s exposure to higher commodity prices as well as to a potential increase in rig activity. The company should be well positioned to benefit from increased activity in the Permian Basin, in our opinion, as its assets sit on top of some of the premier acreage in the Midland and Delaware Basins. Additionally, RTLR continues to focus on growing free cash flow and returning cash to shareholders, which we think should result in equity price appreciation.

Another notable Fund purchase was Targa Resources Corp. (TRGP), a vertically integrated natural gas and natural gas liquids infrastructure company that gathers, fractionates, treats, transports and sells natural gas liquids and related products. TRGP is geographically diversified in several U.S. upstream[17] basins with downstream[18] logistics assets on the U.S. Gulf Coast. The company has one of the premier gathering and processing networks in the Permian Basin, giving it significant exposure to the largest and fastest-growing U.S. shale basin. We decided to establish a Fund position in TRGP to gain exposure to what we consider its top-tier midstream growth story.

In addition to the sale of Brookfield Renewable Partners, mentioned earlier, we sold the Fund’s position during the Reporting Period in USD Partners LP, an MLP formed to acquire, develop and operate energy-related logistics assets, including rail terminals and other midstream infrastructure. We closed the Fund’s position in the stock so we could reallocate the capital to companies we believed had less trading liquidity concerns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	How did the Fund use leverage during the Period?

A	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund, and it reserves the right to obtain leverage to the extent permitted by the Investment Company Act of 1940.

At the beginning of the Reporting Period, the Fund was not leveraged, as we had previously reduced its overall risk profile amid COVID-19-related demand destruction and a producer price war between OPEC nations and Russia. However, general market conditions steadily improved during the Reporting Period, with crude oil demand starting to recover, producers demonstrating unprecedented supply-side discipline and OPEC+ members showing solidarity. This, coupled with additional clarity around COVID-19 vaccines and a better line of sight into 2021 cash flows for the companies held by the Fund, led us to add a modest amount of leverage. On January 4, 2021, we introduced a small amount of leverage to the Fund, representing 2.85% of its managed assets, through a fixed/floating rate margin loan facility with a major financial institution. As market conditions continued to improve, we added additional leverage and by the end of the Reporting Period, the Fund held leverage representing 6.51% of its managed assets. While we introduced leverage back into the Fund during the Reporting Period, it is important to highlight that we expect our leverage strategy to remain more conservative compared to the Fund’s historic levels of leverage and that the strategy is intended to seek higher price returns, not to pay higher than market yields.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	During the Reporting Period, the Alerian MLP Index and the AMNA Index, on both a price-return and total-return basis, each outperformed the S&P 500 Index significantly. These gains were driven, in our opinion, by continued improvement in crude oil fundamentals, the reflationary trade,[19] COVID-19 vaccine roll-outs, U.S. federal stimulus packages and investor expectations for post-pandemic economic growth. At the end of the Reporting Period, we expected this

[17]	The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve.

[18]	The downstream component of the energy industry is usually defined as the oil and gas operations that take place after the production phase, through to the point of sale. Downstream operations can include refining crude oil and distributing the by-products down to the retail level. By-products can include gasoline, natural gas liquids, diesel and a variety of other energy sources.

[19]	The reflationary trade tends to involve assets exposed to faster economic growth, price pressures and higher yields.

PORTFOLIO RESULTS

momentum to continue in the near term, as we believed there was still meaningful upside potential for the midstream sector, as represented by the Alerian MLP Index, to reestablish its 2020 pre-COVID-19 highs and historic valuation multiples.

We had a positive outlook for crude oil prices at the end of the Reporting Period supported by what we saw as the healthy commodity backdrop, improving demand and continued supply discipline. Along with many market participants, we believed crude oil prices might reach $80 per barrel in the third quarter of 2021,[20] which would imply an approximately 20% upside from their levels at the end of the Reporting Period. Longer term, crude oil prices could move above $100 per barrel, according to some industry analysts, if post-COVID-19 pandemic economic growth accelerates and global infrastructure spending drives greater industrial energy and distillate demand. We also expected significant growth in petrochemical demand from developing countries, which could help offset some oil demand destruction associated with renewable generation sources and electric vehicle adoption.

As for natural gas prices, associated gas production was down at the end of the Reporting Period but demand remained healthy, which we considered positive for prices. In addition, we believed the continued build-out of U.S. liquid natural gas facilities, coupled with strong international demand, could continue to support robust liquid natural gas exports, with capacity expected to grow to 16.4 billion cubic feet per day by 2025, representing growth of more than 60% from levels seen at the end of the Reporting Period.[21] Separately, we believed natural gas was important in the multi-decade growth of renewable energy sources given that existing wind and solar technologies cannot fully power an economy. Therefore, in our view, natural gas will likely remain essential as a baseload[22] power source, since it has lower carbon emissions compared to other types of fuel, such as coal and oil.

Regarding the midstream sector, we believed the COVID-19 pandemic had resulted in meaningful changes from management teams to their operating models. Specifically, significant reductions in operating and capital expenditures had paved a path for substantial free cash flow generation, with market expectations of approximately $70-$80 billion of free cash flow after distributions from 2021 through 2025. We believed that with this excess cash, management teams were in the financial position to focus on shareholder value by continuing to improve company balance sheets, reduce debt and, if needed, strengthen coverage metrics and/or implement share buyback programs — all of which could be positive for equity returns. The positive outlook for commodity price fundamentals, combined with healthy operating models for midstream companies (resilient EBITDA, cost rationalization, improved free cash flow metrics, strong distribution coverage ratios and lower overall debt levels), made a strong fundamental case for a continued recovery in midstream equity prices, in our view.

Accordingly, we maintained our positive view of the risk-reward profile of midstream equities at the end of the Reporting Period. We planned to continue focusing the Fund’s investments going forward on companies we deemed to be of high quality, with favorable asset footprints, strong dividend and distribution coverage ratios, healthy balance sheets and robust free cash flow outlooks.

[20]	Source: Goldman Sachs Global Investment Research

[21]	Source: U.S. Capital Advisors.

[22]	Baseload is the minimum amount of electric power delivered or required over a given period of time at a steady rate.

FUND BASICS

Goldman Sachs MLP and Energy Renaissance Fund

as of May 31, 2021

FUND SNAPSHOT

As of May 31, 2021

Net Asset Value (NAV)[1]	$13.21
Market Price[1]	$11.52
Premium (Discount) to NAV[2]	-12.79%
Leverage[3]	6.51%
Distribution Rate – NAV[4]	5.00%
Distribution Rate – Market Price[4]	5.73%

[1]	The Market Price is the price at which the Fund’s common shares are trading on the NYSE. The Market Price of the Fund’s common shares will fluctuate and, at the time of sale, common shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus any other assets, less any liabilities, by the number of Fund shares outstanding. The Fund cannot predict whether its common shares will trade at, above or below NAV. Shares of closed-end investment companies frequently trade at a discount from their NAV, which may increase investors’ risk of loss.

[2]	The premium/discount to NAV is calculated as the market price divided by the NAV of the Fund minus 1, expressed as a percentage. If this value is positive, the Fund is trading at a premium to its NAV. If the value is negative, the Fund is trading at a discount to its NAV.

[3]	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. The Fund’s use of leverage through a credit facility is calculated as a percentage of the Fund’s Managed Assets. Managed Assets are defined as total assets of the Fund (including assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

[4]	The Distribution Rate is calculated by annualizing the most recent distribution amount declared divided by the most recent closing Market Price or NAV. The Distribution Rate is subject to change and is not an indication of Fund performance. A portion of the Fund’s distributions will likely be treated for tax purposes as a return of capital. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. The final determination regarding the nature of the distributions will be made after the end of the Fund’s fiscal year when the Fund can determine its earnings and profits. The final tax status of the distribution may differ substantially and will be made available to shareholders after the close of each calendar year. The proportion of distributions that are treated as taxable distributions may also vary and/or increase in future years. The ultimate composition of these distributions may vary due to a variety of factors including projected income and expenses, depreciation and depletion, and any tax elections made by the underlying MLP investments.

PERFORMANCE REVIEW

December 1, 2020–May 31, 2021	Fund Total Return (based on NAV)[5]	Fund Total Return (based on Market Price)[5]

Common Shares	39.02%	54.49%

[5]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The Total Returns based on NAV and Market Price do not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation includes all management fees, interest expense (if any) and operating expenses incurred by the Fund. Operating expenses include custody, accounting and administrative services, professional fees, transfer agency fees, registration, printing and mailing costs and Trustee fees. Total returns for periods less than one full year are not annualized.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/CEF to obtain the most recent month-end returns. Closed-end funds, unlike open-end funds, are not continuously offered. Once issued in a public offering, shares of closed-end funds are traded in the open market through a stock exchange.

FUND BASICS

TOP TEN HOLDINGS AS OF 5/31/21‡

Holding	% of Net Assets	Line of Business

MPLX LP	11.9%	Gathering + Processing
Enterprise Products Partners LP	10.7	Pipeline Transportation | Natural Gas
Magellan Midstream Partners LP	9.5	Pipeline Transportation | Petroleum
Energy Transfer LP	8.3	Pipeline Transportation | Natural Gas
Plains All American Pipeline LP	7.1	Pipeline Transportation | Petroleum
Western Midstream Partners LP	6.9	Gathering + Processing
Kinder Morgan, Inc.	4.0	Pipeline Transportation | Natural Gas
Phillips 66 Partners LP	3.7	Pipeline Transportation | Petroleum
DCP Midstream LP	3.1	Gathering + Processing
Pembina Pipeline Corp.	3.1	Pipeline Transportation | Petroleum

‡	The top 10 holdings may not be representative of the Fund’s future investments.

FUND SECTOR ALLOCATIONS†

†	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. As a result of borrowings, if any, the percentages may add to an amount in excess of 100%. Sector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Schedule of Investments

May 31, 2021 (Unaudited)

Shares	Description	Value

Common Stocks – 101.7%
Gathering + Processing – 27.5%
234,555	Antero Midstream Corp.	$2,251,728
285,968	Crestwood Equity Partners LP	8,195,843
268,363	DCP Midstream LP	6,754,697
23,239	Hess Midstream LP Class A	591,897
895,895	MPLX LP	25,649,474
25,226	Targa Resources Corp.	980,282
739,952	Western Midstream Partners LP	14,784,241

		59,208,162

Marketing | Retail – 0.5%
73,176	Suburban Propane Partners LP	1,075,687

Marketing | Wholesale – 3.9%
206,224	CrossAmerica Partners LP	4,033,741
126,074	Sunoco LP	4,417,633

		8,451,374

Other | Liquefaction – 2.8%
146,340	Cheniere Energy Partners LP	6,037,988

Pipeline Transportation | Natural Gas – 25.8%
1,798,555	Energy Transfer LP	17,805,695
972,017	Enterprise Products Partners LP	22,949,322
271,683	Equitrans Midstream Corp.	2,238,668
467,098	Kinder Morgan, Inc.	8,566,577
76,255	TC Energy Corp.	3,893,580

		55,453,842

Pipeline Transportation | Petroleum – 38.0%
237,829	BP Midstream Partners LP	3,362,902
111,063	Delek Logistics Partners LP	4,863,449
86,024	Enbridge, Inc.	3,310,203
136,765	Holly Energy Partners LP	2,908,992
415,879	Magellan Midstream Partners LP	20,498,676
335,197	NuStar Energy LP	6,150,865
367,992	PBF Logistics LP	5,983,550
207,145	Pembina Pipeline Corp.	6,694,926
200,734	Phillips 66 Partners LP	8,045,419
1,454,808	Plains All American Pipeline LP	15,319,128
312,253	Shell Midstream Partners LP	4,508,933

		81,647,043

Power Generation – 3.0%
7,530	Atlantica Sustainable Infrastructure PLC	273,715
16,307	NextEra Energy Partners LP	1,114,910
69,076	NextEra Energy, Inc.	5,057,745

		6,446,370

Services | Midstream – 0.2%
42,014	Rattler Midstream LP	442,828

TOTAL COMMON STOCKS
(Cost $174,599,290)		$218,763,294

Units	Description	Value

Special Purpose Acquisition Companies* – 2.5%
295,889	ECP Environmental Growth Opportunities Corp.	$2,881,959
34,371	ECP Environmental Growth Opportunities Corp. Founder Shares(a)(b)	—
163,116	Rice Acquisition Corp. Class A	2,567,446

SPECIAL PURPOSE ACQUISITION COMPANIES
(Cost $4,339,043)		$5,449,405

Units	Expiration Date	Strike Price	Value

Warrants*– 0.3%
Special Purpose Acquisition Companies – 0.3%
ECP Environmental Growth Opportunities Corp.
73,972	02/11/28	$11.50	$60,664
ECP Environmental Growth Opportunities Corp. Private(a)(b)
56,189	02/11/28	11.50	84,284
Rice Acquisition Corp.
97,558	10/26/27	11.50	461,449

TOTAL WARRANTS (Cost $370,193)			$606,397

Shares	Dividend Rate	Value

Investment Company(c) – 1.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,128,162	0.026%	$4,128,162
(Cost $4,128,162)

TOTAL INVESTMENTS – 106.4%
(Cost $183,436,688)		$228,947,258

BORROWINGS – (7.0)%		(15,000,000)

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES – 0.6%		1,248,811

NET ASSETS – 100.0%		$215,196,069

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Restricted securities are not registered under the Securities Act of 1933, as amended, and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of Restricted securities amounts to $84,284,

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Schedule of Investments (continued)

May 31, 2021 (Unaudited)

which represents approximately 0.0% of the Fund’s net assets as of May 31, 2021. See additional details below:

Restricted Security	Acquisition Date	Cost
ECP Environmental Growth Opportunities Corp. Private Warrants	02/11/21	$84,284
ECP Environmental Growth Opportunities Corp. Founder Shares	02/11/21	—

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
LP	—Limited Partnership
PIPE	—Private Investment in Public Equity
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED PIPE COMMITMENTS — At May 31, 2021, the Fund had unfunded PIPE commitments pursuant to a subscription agreement with the following issuer:

Issuer	Shares	Current Value	Unrealized Gain (Loss)

Rice Acquisition Corp.(a)	112,938	$1,129,380	$—

(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Statement of Assets and Liabilities

May 31, 2021 (Unaudited)

Assets:

Investments of unaffiliated issuers, at value (cost $179,308,526)	$224,819,096

Investments of affiliated issuers, at value (cost $4,128,162)	4,128,162

Cash	1,108,795

Receivables:

Investments sold	10,535,508

Current taxes	1,027,950

Dividends	140,524

Other assets	18,026

Total assets	241,778,061

Liabilities:

Payables:

Borrowings on credit facility	15,000,000

Investments purchased	10,701,026

Management fees	194,834

Professional fees	180,913

Fund shares repurchased	179,606

Interest on borrowing	40,573

Distributions payable	33,584

Accrued expenses	251,456

Total liabilities	26,581,992

Net Assets:

Paid-in capital	1,274,072,710

Total distributable earnings (loss)	(1,058,876,641)

NET ASSETS	$215,196,069

Shares Outstanding $0.001 par value (unlimited shares authorized):	16,287,089

Net asset value per share:	$13.21

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Statement of Operations

For the Six Months Ended May 31, 2021 (Unaudited)

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $72,204)	$8,288,106

Dividends — affiliated issuers	304

Less: Return of Capital on Dividends	(7,317,332)

Total investment income	971,078

Expenses:

Management fees	1,001,364

Professional fees	357,095

Trustee fees	79,130

Interest on borrowings	66,739

Custody, accounting and administrative services	36,941

Printing and mailing costs	30,724

Franchise tax expense	28,482

Transfer Agency fees	7,693

Other	58,920

Total operating expenses, before taxes	1,667,088

Less — expense reductions	(1,943)

Net operating expenses, before taxes	1,665,145

NET INVESTMENT LOSS, BEFORE TAXES	(694,067)

Current and deferred tax benefit	11,481

NET INVESTMENT LOSS, NET OF TAXES	(682,586)

Realized and unrealized gain (loss):

Net realized gain from:

Investments — unaffiliated issuers	15,049,986

Foreign currency transactions	4,061

Current and deferred tax expense	(250,477)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	47,263,449

Foreign currency translation	(688)

Current and deferred tax expense	(786,604)

Net realized and unrealized gain, net of taxes	61,279,727

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$60,597,141

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2021 (Unaudited)	For the Fiscal Year Ended November 30, 2020
From operations:

Net investment loss, net of taxes	$(682,586)	$(41,836,740)

Net realized gain (loss), net of taxes	14,803,570	(302,741,498)

Net change in unrealized gain, net of taxes	46,476,157	135,177,146

Net increase (decrease) in net assets resulting from operations	60,597,141	(209,401,092)

Distributions to shareholders:

From distributable earnings	(5,312,789)	—

From return of capital	—	(18,131,005)

Total distributions to shareholders	(5,312,789)	(18,131,005)

From share transactions:

Proceeds received in connection with reorganization	—	67,864,483

Increase from reinvestment of distributions	—	777,286

Cost of shares repurchased as a result of the Share Repurchase Program	(8,881,513)	—

Net increase (decrease) in net assets resulting from share transactions	(8,881,513)	68,641,769

TOTAL INCREASE (DECREASE)	46,402,839	(158,890,328)

Net assets:

Beginning of period	168,793,230	327,683,558

End of period	$215,196,069	$168,793,230

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP and Energy Renaissance Fund
	Six Months Ended May 31, 2021 (Unaudited)		Year Ended November 30,
			2020	2019	2018	2017	2016
Per Share Data*

Net asset value, beginning of period	$9.80		$37.08	$52.20	$54.45	$68.04	$67.05

Net investment loss(a)	(0.04)		(4.06)	(1.08)	(1.35)	(1.89)	(1.17)

Net realized and unrealized gain (loss)	3.65		(21.31)	(8.28)	4.86	(5.94)	7.92

Total from investment operations	3.61		(25.37)	(9.36)	3.51	(7.83)	6.75

Distributions to shareholders from net investment income	(0.32)		—	(0.18)	(3.87)	(3.15)	—

Distributions to shareholders from return of capital	—		(1.91)	(5.58)	(1.89)	(2.61)	(5.76)

Total distributions	(0.32)		(1.91)	(5.76)	(5.76)	(5.76)	(5.76)

Fund Share Transactions from Share Repurchase Program	0.12		—	—	—	—	—

Net asset value, end of period	13.21		9.80	37.08	52.20	54.45	68.04

Market price, end of period	$11.52		$7.69	$35.28	$47.79	$51.03	$63.81

Total return based on net asset value(b)	39.02%		(70.47)%	(18.85)%	6.31%	(12.32)%	12.13%

Total return based on market price(b)	54.49%		(75.64)%	(15.66)%	3.86%	(12.38)%	4.20%

Net assets, end of period (in 000s)	215,196		168,793	327,684	460,938	479,443	597,558

Ratio of net expenses to average net assets after interest expense and tax benefit/(expenses)(c)	2.22	%(d)	26.26%	2.78%	3.46%	2.79%	3.29%

Ratio of net expenses to average net assets after interest expense and before tax benefit/(expenses)	1.69	%(d)	26.27%	3.48%	2.88%	3.03%	3.01%

Ratio of total expenses to average net assets before interest expense and tax benefit/(expenses)	1.66	%(d)	2.21%	1.77%	1.65%	1.68%	1.75%

Ratio of net investment loss to average net assets(e)	(0.71	)%(d)	(25.67)%	(2.09)%	(2.28)%	(2.78)%	(2.01)%

Portfolio turnover rate(f)	34%		61%	69%	61%	31%	64%

Asset coverage, end of period per $1,000(g)	$15,346		$—	$2,618	$2,983	$2,998	$3,339

*	On April 13, 2020, the Fund effected a 9-for-1 reverse share split. All per share data prior to April 13, 2020 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Annualized with the exception of tax expenses/(benefit) and interest expense (including breakage fees).
(e)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss) only.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher. On September 25, 2020, Goldman Sachs MLP and Energy Renaissance Fund acquired all of the net assets of Goldman Sachs MLP Income Opportunities Fund pursuant to an Agreement and Plan of Reorganization. Portfolio turnover excludes purchases and sales of securities by Goldman Sachs MLP Income Opportunities Fund (acquired fund) prior to the reorganization date.
(g)	Calculated by dividing the Fund’s Managed Assets by the amount of borrowings outstanding under the credit facility at period end.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Notes to Financial Statements

May 31, 2021 (Unaudited)

1. ORGANIZATION

The Goldman Sachs MLP and Energy Renaissance Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933, as amended (the “1933 Act”). The Fund was organized as a Delaware statutory trust on July 7, 2014. The shares of the Fund are listed on the New York Stock Exchange (“NYSE”) and trade under the symbol “GER”.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC, serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Fund.

On April 13, 2020, the Goldman Sachs MLP and Energy Renaissance Fund had a 9-for-1 reverse share split, effective after the market close on April 13, 2020. The share split had no impact on the overall value of a shareholder’s investment in the Fund.

Pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) approved by the Fund’s Board of Trustees and shareholders of the Goldman Sachs MLP Income Opportunities Fund (the “Acquired Fund”), all of the assets and liabilities of the Acquired Fund were transferred to the Goldman Sachs MLP and Energy Renaissance Fund (“Survivor Fund”) as of the close of business on September 25, 2020 (the “Reorganization”). Shareholders of the Fund also approved the issuance of additional common shares in connection with the Reorganization. As part of the Reorganization, holders of the Acquired Fund’s shares received shares of the Fund in an amount equal to the aggregate net asset value of their investment in the Acquired Fund. The Reorganization was a tax-free event to shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes and less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on a Fund’s schedule K-1 received from the MLPs. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjust the cost basis of the underlying partnerships accordingly.

C.  Expenses — Expenses incurred by the Fund, which may not specifically relate to the Fund, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

D.  Distributions to Shareholders — While the Fund seeks to distribute substantially all of the Fund’s distributable cash flow received as cash distributions from MLPs, interest payments received on debt securities owned by the Fund and other payments on securities owned by the Fund, less Fund expenses, in order to permit the Fund to maintain more stable quarterly distributions, the distributions paid by the Fund may be more or less than the amount of net distributable earnings actually earned by the Fund. These distributions could include a return of a shareholder’s invested capital which would reduce such Fund’s NAV. The Fund estimates that only a portion of the distributions paid to shareholders will be treated as dividend income. The remaining portion of the Fund’s distribution, which may be significant, is expected to be a return of capital. These estimates are based on the Fund’s operating results during the period, and their final federal income tax characterization may differ.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/Tax differences based on the appropriate tax character.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Notes to Financial Statements (continued)

May 31, 2021 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Income Taxes — The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended, but will rather be taxed as a corporation. As a result, the Fund is obligated to pay federal, state and local income tax on its taxable income. The Fund invests primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income or loss in computing its own taxable income or loss.

The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains/ losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes, and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Fund will accrue a deferred income tax liability balance, at the currently effective statutory United States (“U.S.”) federal income tax rate plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses, capital loss carryforwards, and/or unrealized losses.

To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification (“ASC”) 740, Income Taxes (ASC 740) it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. The factors considered in assessing the Fund’s valuation allowance include: the nature, frequency and severity of current and cumulative losses, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset. Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s NAV and results of operations in the period it is recorded. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate operating income/loss and gains/losses and current taxes and deferred tax liabilities and/or asset balances for purposes of daily reporting of NAVs and financial statement reporting. In addition, sales of MLP investments will result in allocations to the Fund of taxable ordinary income or loss and capital gain or loss, each in amounts that will not be reported to the Fund until the following year, in magnitudes often not readily estimable before such reporting is made.

It is the Fund’s policy to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The Fund anticipates filing income tax returns in the U.S. federal jurisdiction and various states, and such returns are subject to examination by the tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on its net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on its tax returns.

Return of Capital Estimates — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

(Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified ss Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2.

Private Investments in Public Equities — Private investments in public equities (“PIPEs”) are valued the same as other equity securities as noted above. A Liquidity Value Adjustment (LVA) may be applied to securities which are subject to externally imposed and legally enforceable trading restrictions or which convert to publicly traded securities in the future when certain conditions are met. An LVA is a discount to the market price of an issuer’s common stock, which is based on the length of the lock-up time period and volatility of the underlying security. PIPEs are classified as Level 2 until such time as the trading restriction is removed.

Investments in an unfunded commitment to purchase a PIPE via a subscription agreement are subject to certain significant contingencies. The Fund is obligated to purchase the PIPE only upon such contingencies being satisfied.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund—Institutional Shares (“Underlying Fund”) are valued at the NAV on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Notes to Financial Statements (continued)

May 31, 2021 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

B.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of May 31, 2021:

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock(a)

MLPs

North America	$185,495,870	$—	$—

Corporations

Europe	273,715	—	—

North America	32,993,709	—	—

Special Purpose Acquisition Companies	5,449,405	—	—

Warrants	—	522,113	84,284

Investment Company	4,128,162	—	—

Unfunded PIPE Commitment(b)	—	—	—

Total	$228,340,861	$522,113	$84,284

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4. TAXATION

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the six months ended May 31, 2021, the Fund reevaluated its blended state income tax rate, decreasing the rate from 2.11% to 2.02% due to anticipated changes in state apportionment of income and gains and changes in the corporate tax rates. The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

Application of statutory income tax rate	$12,725,400	21.00%

State income taxes, net of federal benefit	1,224,062	2.02%

Change in estimated deferred tax rate	670,488	1.11%

Effect of permanent differences	1,026,112	1.69%

Provision to Return Adjustments	(4,435,742)	(7.32)%

Change in Valuation Allowance	(10,184,720)	(16.81)%

Total current and deferred income tax expense/(benefit), net	$1,025,600	1.69%

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

4. TAXATION (continued)

Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. At May 31, 2021, components of the Fund’s deferred tax assets and liabilities are as follows:

Deferred tax assets:
Net operating loss carryforward — see table below for expiration	$18,048,800
Capital loss carryforward (tax basis) — see table below for expiration	156,974,821
Other tax assets	1,299,369
Valuation Allowance	(157,554,582)
Total Deferred Tax assets	$18,768,408

Deferred tax liabilities:
Book vs. tax partnership income to be recognized	$(5,377,435)
Net unrealized gain on investment securities (tax basis)	(13,390,973)
Total Deferred Tax Liabilities	$(18,768,408)
Net Deferred Tax Asset/(Liability)	$—

At May 31, 2021, the Fund had net operating loss carryforwards, subject to expiration and limitation based on the fiscal year generated, as follows:

Expiration	Amount
November 30, 2034	$608,286
November 30, 2035	5,073,916
November 30, 2036	17,081,785
November 30, 2037	34,508,299
November 30, 2038	10,122,513
Indefinite	11,010,064

The Tax Cuts and Jobs Act (“TCJA”) was signed into law on December 22, 2017. The TCJA made modifications to the net operating loss (“NOL”) deduction. The TCJA eliminated the NOL carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any NOLs arising in tax years beginning after December 31, 2017. The TCJA also established a limitation for any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available NOLs or 80% of taxable income before any NOL utilization.

The Coronavirus Aid, Relief, and Economic Stability Act (CARES Act) was signed into law on March 27, 2020. The CARES Act delays the application of the 80% net operating loss limitation, established under TCJA, to tax years ending November 30, 2022 and beyond.

At May 31, 2021, the Fund had capital loss carryforwards, subject to expiration and limitation based on the fiscal year generated, as follows:

Expiration	Amount
November 30, 2021	$362,647,841
November 30, 2024	81,739,313
November 30, 2025	237,519,106

The Fund reviews the recoverability of its deferred tax assets based upon the weight of the available evidence. When assessing, the Fund’s management considers available carrybacks, reversing temporary taxable differences, and tax planning, if any. As a result of its analysis of the recoverability of its deferred tax assets, the Fund recorded the following valuation allowances as of May 31, 2021:

Goldman Sachs MLP and Energy Renaissance Fund	$157,554,582

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Notes to Financial Statements (continued)

May 31, 2021 (Unaudited)

4. TAXATION (continued)

As of May 31, 2021, components of the Fund’s current and deferred tax expense/(benefit) are as follows:

	Current	Deferred	Total
Federal	$—	$8,695,088	$8,695,088
State	1,025,600	1,489,632	2,515,232
Valuation Allowance	—	(10,184,720)	(10,184,720)
Total	$1,025,600	$—	$1,025,600

At May 31, 2021, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes was as follows:

Tax Cost	$147,416,672
Gross unrealized gain	92,762,811
Gross unrealized loss	(11,232,225)
Net unrealized gain (loss)	$81,530,586

Any difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales, return of capital distributions and timing differences related to the tax treatment of partnership investments.

For the six months ended May 31, 2021, the Fund’s distributions are estimated to be comprised of 100% from taxable income and 0% return of capital. Shareholders will be informed of the final tax characterization of the distributions in February 2022. The Fund’s tax years ended November 30, 2017 through November 30, 2020 remain open for examination by U.S. and state tax authorities. Management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expenses will significantly change in the next 12 months.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Fund’s Agreement, GSAM manages the Fund, subject to the general supervision of the Board of Trustees.

As compensation for the services rendered pursuant to the respective Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 1.00% of the Fund’s average daily managed net assets for the six months ended May 31, 2021. Managed assets are defined as total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of all accrued liabilities (other than liabilities representing indebtedness for investment purposes).

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as investment adviser to the affiliated Underlying Fund in which the Fund invests. For the six months ended May 31, 2021, GSAM waived $1,943 of the Fund’s management fees.

B.  Other Transactions with Affiliates — For the six months ended May 31, 2021, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Fund.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from investments in all affiliated funds as of and for the six months ended May 31, 2021:

Underlying Fund	Beginning Value as of November 30, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of May 31, 2021	Shares as of May 31, 2021	Dividend Income
Goldman Sachs Financial Square Government Fund —Institutional Shares	$2,597,513	$27,043,103	$(25,512,454)	$4,128,162	4,128,162	$304

C.  Financing Agreement — The Fund has entered into an evergreen fixed/floating rate margin loan facility (the “Credit Facility”) with a major U.S. financial institution. The Credit Facility provides for borrowings in an aggregate amount up to $30,000,000. Borrowings under the Credit Facility, which are secured by certain assets of the Fund, bear interest subject to a Fund’s election of fixed rate and/or floating rate borrowings. The interest rates for the fixed rate borrowings are based on the lender’s internal fixed rates plus a mutually agreed-upon spread. The interest rates for the floating rate borrowings are based on variable rates (i.e., LIBOR) plus market spreads. The Fund also pays an unused commitment fee of 0.20% per annum. Interest is accrued daily and paid quarterly. Under the terms of the Credit Facility, in the event of an early termination of any fixed rate borrowing, the Fund will receive or pay any gain or loss associated with the lender’s interest rate hedge, which could be material in certain circumstances, as well as any related termination costs (“Breakage Fees/Expenses”). For the six months ended May 31, 2021, the Fund did not have any Breakage Fees.

The Fund had borrowings from January 4, 2021 through May 31, 2021. During this period the Fund had an average outstanding balance and weighted average annual interest rate of $9,222,973 and 1.166%, respectively. As of May 31, 2021, there was $15,000,000 of outstanding borrowings under the Credit Facility at a weighted average annual interest rate of 1.146%.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended May 31, 2021, were $68,556,303 and $66,028,536, respectively.

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Investments in Other Investment Companies — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Leverage Risk — The Fund may use leverage to seek to achieve its investment objectives. The use of leverage creates an opportunity for increased net investment income dividends, but also creates risks for the investors. There is no assurance that the Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations, including the likelihood of greater volatility of NAV, market price and dividend rate than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that a Fund must pay will reduce the Fund’s return; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV than if the Fund were not leveraged, which may result in a greater decline in the market price; the investment advisory fees payable to the Investment Adviser will be higher than if the Fund did not use financial leverage; and that leverage may increase operating costs, which may reduce total return. The use of leverage may impact a Fund’s ability to declare dividends and distributions; the Fund are generally not permitted to declare cash dividends or other distributions unless, at the time of such declaration, the value of the Fund’s assets, less liabilities other than the principal amount of borrowings, is at least 300% of such principal amount (after deducting the amount of such dividend or distribution). This prohibition does not apply to privately arranged debt that is not

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Notes to Financial Statements (continued)

May 31, 2021 (Unaudited)

7. OTHER RISKS (continued)

intended to be publicly distributed (i.e., each Fund’s credit facility, as discussed above). Under the terms of the Credit Facility, in the event of an early termination of any fixed rate borrowing, the Fund will receive or pay any gain or loss associated with the lender’s interest rate hedge, which could be material in certain circumstances, as well as any related termination costs.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.

Market and Credit Risks — An investment in the Fund represents an indirect investment in the securities owned by the Fund, a significant portion of which are traded on a national securities exchange. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. The Fund may utilize leverage, which magnifies the market risk.

Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Discount Risk — Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period of time following completion of the Fund’s initial offering. Although the value of a Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of their shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s adjusted tax cost basis for the shares. Because the market price of the shares will be determined by factors such as (i) NAV, (ii) dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by a Fund’s portfolio holdings, the timing and success of the Fund’s investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), (iii) supply of and demand for the shares, (iv) trading volume of the shares, (v) general market, interest rate and economic conditions and (vi) other factors that may be beyond the control of the Fund. A Fund cannot predict whether the shares will trade at, below or above NAV or at, below or above the initial public offering price.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Private Investment Risk — The Fund may invest in PIPE securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. The Fund may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold into the public markets. The ability of the Fund to freely transfer restricted shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Fund’s use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid securities.

Sector Risk — To the extent the Fund focuses its investments in securities of issuers in one or more sectors (such as the energy sector), the Fund will be subject, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

7. OTHER RISKS (continued)

Strategy Risk — The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Fund and its shareholders.

Special Purpose Acquisition Companies Risk — The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other purposes; (ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments; (iii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (v) if an acquisition or merger target is identified, the Fund may elect not to participate in the proposed transaction or the Fund may be required to divest its interests in the SPAC due to regulatory or other considerations, in which case the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (vii) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (viii) to the extent an acquisition or merger is announced or completed, shareholders who sell their shares prior to that time may not reap any resulting benefits; (ix) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (x) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xii) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (xiii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Tax Risks — Tax risks associated with investments in the Fund include but are not limited to the following:

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations, and will also be subject to state and local income taxes.

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of a Fund’s investment in the MLP and lower income to the Fund.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Notes to Financial Statements (continued)

May 31, 2021 (Unaudited)

7. OTHER RISKS (continued)

To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Tax Estimation/NAV Risk. In calculating the Fund’s daily NAV, the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. The Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV which could have an effect on the market price of the shares. A Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses, capital loss carryforwards, and/or unrealized losses. Any deferred tax asset balance will increase a Fund’s NAV to the extent it exceeds any valuation allowance which could have an effect on the market price of the shares. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of a Fund’s current taxes and deferred tax liability and/ or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/ or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the 1940 Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enter into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUMMARY OF SHARE TRANSACTIONS

Share Repurchase Program — At a meeting held on December 2, 2020, the Board of Trustees of the Fund approved a share repurchase program effective from January 2, 2021 through December 31, 2021. Under the share repurchase program, the Fund is authorized to repurchase in the open market, up to $10 million of its outstanding common shares, if such shares are trading at a discount to NAV per share in excess of 10%, subject to certain conditions and in accordance with procedures approved by the Fund’s Board of Trustees. The number of shares repurchased and their total costs for the six months ended May 31, 2021 are reported in the table below.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

9. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	MLP and Energy Renaissance Fund
	For the Six Months Ended May 31, 2021 (Unaudited)		For the Fiscal Year Ended November 30, 2020
	Shares	Dollars	Shares		Dollars

Common Shares
Shares issued in connection with reorganization	—	$—	8,361,480		$67,864,483
Increase from reinvestment of distributions	—	—	262,801		777,286
Shares reduced due to reverse split	—	—	(70,879,631	)*	—
Shares repurchased as a result of the Share Repurchase Program	(932,441)	(8,881,513)	—		—

NET INCREASE (DECREASE)	(932,441)	$(8,881,513)	(62,255,350)		$68,641,769

*	On April 13, 2020, the Goldman Sachs MLP and Energy Renaissance Fund effected a 9-for-1 reverse share split.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

ADDITIONAL INFORMATION (Unaudited)

A.  Dividend Reinvestment Plan — Under the Dividend Reinvestment Plan (the “Plan”) for the Fund, dividends and/or distributions to a shareholder will automatically be reinvested in additional shares of the Fund. Each registered shareholder may elect to have dividends and distributions distributed in cash (i.e., “opt-out”) rather than participate in the Plan. For any registered shareholder that does not so elect (each, a “Participant” and collectively, “Participants”), dividends and/or distributions on such shareholder’s shares will be reinvested by Computershare Trust Company, N.A (the “Plan Agent”), as agent for shareholders in administering the Plan, in additional shares, as set forth below. Participation in the Plan is completely voluntary, and may be terminated or resumed at any time without penalty by Internet, telephone or written notice if received and processed by the Plan Agent prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Participants who hold their shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee.

The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and Participants will receive the equivalent in shares. The shares will be acquired by the Plan Agent for the Participants’ accounts, depending upon the circumstances described below, either through (i) receipt of additional unissued but authorized shares from the Fund (“Newly Issued Shares”) or (ii) by purchase of outstanding shares on the open market (“Open- Market Purchases”) on the NYSE or elsewhere.

If, on the payment date for any Dividend (the “Dividend Payment Date”), the NAV per share is equal to or less than the closing market price plus estimated per share fees (which include any applicable brokerage commissions the Plan Agent is required to pay) (such condition often referred to as a “premium”), the Plan Agent will invest the Dividend amount in Newly Issued Shares on behalf of the Participants. The number of Newly Issued Shares to be credited to each Participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the Dividend Payment Date, provided that, if the NAV is less than or equal to 95% of the closing market price on the Dividend Payment Date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the Dividend Payment Date. If, on the Dividend Payment Date, the NAV per share is greater than the closing market price per share plus per share fees (such condition referred to as a “market discount”), the Plan Agent will invest the Dividend amount in shares acquired on behalf of the Participants in Open-Market Purchases. During the Open Market Purchase Period (as defined below), the Plan Agent will purchase shares only if the market price of the shares plus estimated per share fees (which include any applicable brokerage commissions the Plan Agent is required to pay) is lower than the NAV per share as of the previous business day. Such Open-Market Purchases shall continue on each successive business day until the entire Dividend amount has been invested pursuant to Open-Market Purchases; provided, however, that if (a) the market discount shifts to a market premium, or (b) the Open Market Purchases have not been completed by the “Last Purchase Date” (as defined below), the Plan Agent will cease making Open-Market Purchases and shall invest the entire uninvested portion of the Dividend amount in Newly Issued Shares in the manner contemplated above.

The term “Last Purchase Date” shall mean the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the Dividend Payment Date, whichever is sooner.

Open-market purchases may be made on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is contemplated that the Fund will pay quarterly Dividends.

The Plan Agent maintains all Participants’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Participants for tax records. Shares in the account of each Participant will be held by the Plan Agent on behalf of the Participant in book entry form in the Plan Agent’s name or the Plan Agent’s nominee. Each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to Participants and vote proxies for shares held under the Plan in accordance with the instructions of the Participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the Plan.

Any stock dividends or split of shares distributed by the Fund on shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional shares or other securities, the shares held for each Participant under the Plan will be added to other shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each Participant will pay a per share (currently $0.05) fee incurred in connection with Open Market Purchases. If a Participant elects by telephone, Internet or written notice to the Plan Agent to have the Plan Agent sell all or a part of his or her shares and remit the

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

proceeds to the Participant, the Plan Agent is authorized to deduct a $15 sales transaction fee per trade and a per share fee of $0.12 from such proceeds. All per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

If a Participant elects by telephone, Internet or written notice to the Plan Agent to have the Plan Agent sell all or a part of his or her shares and remit the proceeds to the Participant, the Plan Agent will process all sale instructions received no later than five (5) business days after the date on which the order is received. Such sale will be made through the Plan Agent’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In each case, the price to each Participant shall be the weighted average sale price obtained by the Plan Agent’s broker net of fees for each aggregate order placed by the Plan Agent and executed by the broker. To maximize cost savings, the Plan Agent will seek to sell shares in round lot transactions. For this purpose, the Plan Agent may combine a Participant’s shares with those of other selling Participants.

Each Participant may withdraw shares or terminate his or her account under the Plan by so notifying the Plan Agent by telephone, through the internet or in writing prior to the dividend record date (each such notification, a “Termination Notice”). Such Termination Notice will be effective immediately so long as the Plan Agent receives a Termination Notice prior to any dividend or distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Upon any withdrawal or termination, the Plan Agent will cause to be delivered to each terminating Participant a statement of holdings for the appropriate number of the Fund’s whole book-entry shares and a check for the cash adjustment of any fractional share at the market value per share as of the close of business on the day the termination is effective less any applicable fee.

Upon receipt of a Dividend by a Participant, the Participant will be treated for federal income tax purposes as receiving a taxable distribution. As such, the automatic reinvestment of Dividends does not relieve Participants of any taxes which may be payable (or required to be withheld) on Dividends, even though no cash is received by the Participants. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

The Fund reserves the right to amend or terminate the Plan upon notice in writing to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. There is no direct transaction fee to Participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a transaction fee payable by the Participants. Notice will be sent to Participants of any amendments as soon as practicable after such action by the Fund.

All correspondence from a registered owner of shares concerning the Plan should be directed to the Plan Agent at Computershare Trust Company, N.A, P.O. 505000, Louisville, KY 40233, with overnight correspondence being directed to the Plan Agent at Computershare Trust Company, N.A, 462 South 4th Street, Suite 1600, Louisville, KY 40202; by calling 855-807-2742; or through the Plan Agent’s website at www.computershare.com/investor. Participants who hold their shares through a broker or other nominee should direct correspondence or questions concerning the Plan to their broker or nominee.

Fund Certification — The Fund is listed for trading on the NYSE. The Fund will continue to file their annual chief executive officer certifications regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

PRIVACY NOTICE

(Applicable only to individual, joint, and individual retirement account (IRA) investors)

The Goldman Sachs financial services companies endeavor to maintain the highest standards of confidentiality and to respect the privacy of our client relationships. In that regard, we are providing this Privacy Notice to our clients in accordance with Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations. This notice supplements any privacy policies or statements that we may provide in connection with specific products or services.

The Information We Collect About You. The non-public personal information we collect about you (your “Information”) comes primarily from the account applications or other forms you submit to us. We may also collect Information about your transactions and experiences with us, our affiliates, or others relating to the products or services we provide. Also, depending on the products or services you require, we may obtain additional Information from consumer reporting agencies.

Our Disclosure Policies. We do not disclose your Information to anyone, except as permitted by law. This may include sharing your Information with non-affiliated companies that perform support services for your account or process your transactions with us or our affiliates. It may also include sharing your Information with our affiliates to bring you the full range of services and products available from the Goldman Sachs family of financial services companies, including our U.S. and international brokerage, asset management, advisory, and trust services companies. Additionally, it may include disclosing your Information pursuant to your express consent, to fulfill your instructions, or to comply with applicable laws and regulations.

Our Information Security Policies. We limit access to your Information to those of our employees and service providers who are involved in offering or administering the products or services that we offer. We maintain physical, electronic, and procedural safeguards that are designed to comply with federal standards to safeguard your Information. If our relationship ends, we will continue to treat your Information as described in this Privacy Notice.

This notice is being provided on behalf of the following affiliates of The Goldman Sachs Group, Inc.:

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management International

GS Investment Strategies, LLC

Goldman Sachs Hedge Fund Strategies, LLC

The family of funds managed by the affiliates listed above

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Voting Result of Annual Meeting of Shareholders (Unaudited)

The Annual Meeting (the “Meeting”) of the Goldman Sachs MLP and Energy Renaissance Fund (the “Fund”) was held on March 25, 2021 to consider and act upon the proposal below. At the Meeting, Lawrence W. Stranghoener was elected Class III Trustee to the Board of Trustees of the Fund.

The shareholders of the Fund voted as follows:

Proposal Election of Trustee	For	Against/Withhold	Abstain

Lawrence W. Stranghoener (Class III)	13,508,053	546,732	0

In addition to the individual named above, Linda A. Lang, Michael Latham and James A. McNamara continued to serve on the Board of Trustees of the Fund.

FUNDS PROFILE

Goldman Sachs Closed-End Fund

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Consumer and Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.00 trillion in assets under management as of March 31, 2021, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

GOLDMAN SACHS CLOSED-END FUND

MLP and Energy Renaissance Fund

TRUSTEES Lawrence W. Stranghoener, Chairman Linda A. Lang Michael Latham James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

Goldman Sachs Asset Management, L.P. Investment Adviser	Dechert LLP Legal Counsel

Computershare Trust Company, N.A. and Computershare Inc. Transfer Agent, Registrar and Dividend Reinvestment Plan Agent	State Street Bank and Trust Company Custodian PricewaterhouseCoopers LLP Independent Registered Public Accounting Firm

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-855-807-2742; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Fund will file its portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-855-807-2742.

Fund holdings and allocations shown are as of May 31, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance.

Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. This communication is not an offer to sell these securities and is not a solicitation to buy these securities in any jurisdiction where the offer or sale is not permitted.

“Alerian MLP Index”, and “AMZ” are trademarks of Alerian and their use is granted under a license from Alerian.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, each Fund may purchase, at market prices, shares of its common stock in the open market.

The Cushing® MLP High Income Index (the “Index”) is the exclusive property of Swank Capital, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to maintain and calculate the Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Swank Capital, LLC. Neither S&P Dow Jones Indices, SPFS, Dow Jones S&P nor any of their affiliates sponsor and promote the Index and none shall be liable for any errors or omissions in calculating the Index.

This report is transmitted to the Fund’s shareholders only. It is not a prospectus. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be complete investment programs. Investors should carefully review and consider the Fund’s investment objective, risks, charges and expenses before investing.

© 2021 Goldman Sachs. All rights reserved. 245207-OTU-1446436 MLPCEFSAR-21

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the Registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s board of trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Michael Latham is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of the Share Repurchase Program	Maximum Dollar Value of Shares that May Yet Be Purchased Under the Repurchase Program
December 1, 2020 through December 31, 2020	—	N/A	—	$10,000,000
January 1, 2021 through January 31, 2021	194,687	$8.53	194,687	$8,338,759
February 1, 2021 through February 28, 2021	201,208	$8.86	201,208	$6,554,660
March 1, 2021 through March 31, 2021	219,097	$9.52	219,097	$4,464,782
April 1, 2021 through April 30, 2021	176,612	$10.05	176,612	$2,692,383
May 1, 2021 through May 31, 2021	140,837	$11.14	140,837	$1,118,487

Total	932,441		932,441

*

At a meeting held on December 2, 2020, the Board of Trustees of the Fund approved a share repurchase program effective from January 2, 2021 through December 31, 2021. Under the share repurchase program, the Fund is authorized to repurchase in the open market, up to $10 million of its outstanding common shares, if such shares are trading at a discount to NAV per share in excess of 10%, subject to certain conditions and in accordance with procedures approved by the Fund’s Board of Trustees.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

ITEM 13.	EXHIBITS.

(a)(1)	The Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the Registrant’s Form N-CSR filed on July 30, 2020.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)		Not applicable.

(a)(4)		There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs MLP and Energy Renaissance Fund

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs MLP and Energy Renaissance Fund

Date:	August 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs MLP and Energy Renaissance Fund

Date:	August 2, 2021

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs MLP and Energy Renaissance Fund

Date:	August 2, 2021